UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): November 8, 2005
VIACELL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51110	04-3244816

(State or other jurisdiction of	(Commission	(I.R.S. Employer
of incorporation or organization)	File Number)	Identification No.)
245 First Street, Cambridge, Massachusetts 02142
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (617) 914-3400
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 9.01 Financial Statements and Exhibits.
Ex-99.1 Press Release dated November 8, 2005

Item 2.02. Results of Operations and Financial Condition
     On November 8, 2005, ViaCell, Inc. issued a press release relating to its results of operations and financial condition for the quarter ended September 30, 2005. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits
99.1	Press Release of ViaCell, Inc. dated November 8, 2005.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIACELL, INC.

Date: November 8, 2005	By:	/s/ ANNE MARIE COOK
	Name:	Anne Marie Cook
	Title:	Senior Vice President, Legal and General Counsel

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release of ViaCell, Inc. dated November 8, 2005.